Exhibit 10.2

               INVESTMENT MANAGEMENT AGREEMENT
              ________________________________

THIS AGREEMENT is made the 15th day of February, 1996.

BETWEEN: TEMPLETON GLOBAL STRATEGY SICAV, a Societe d'Investissement a Capital Variable, incorporated in the Grand Duchy of Luxembourg whose registered office is at Centre Neuberg, 30, Grand-Rue, L-1660
          Luxembourg

          (hereinafter called the "Company"), of the first part

AND: FRANKLIN ADVISERS, INC., a company incorporated in California whose principal office is located at 777 Mariners Island Blvd, San Mateo, CA 94404,

          (hereinafter called the "Investment Manager") of the second part.

WHEREAS:

(A)  The Company was incorporated on 6th November, 1990 as a
     Societe d'Investissement a Capital Variable (SICAV) under the law of 30th March 1988 concerning collective investment undertakings.

(B) The Company is engaged in the business of investment and re-investment of its assets in investments and securities of all types in accordance with the investment objectives, subject to the restrictions and limitations, specified in its Articles of Incorporation ("Articles") and in its Prospectus ("Prospectus") in such manner and to such extent as may from time to time be determined by the Board of Directors ("Board") of the Company.

(C) The Company is desirous of being provided with investment management and advisory services and the Investment Manager is willing to provide the same.

(D) This Agreement shall supercede all prior agreements between the parties.


NOW IT IS HEREBY AGREED AS FOLLOWS:

1.   Appointment
     -----------

     The Company hereby appoints the Investment Manager to act as the investment manager and investment adviser of the Company upon the terms and conditions hereinafter appearing and the Investment Manager agrees to accept such appointment.

2.   Control of Directors
     --------------------

     The Directors of the Company may at all times give to the Investment Manager guidelines and/or directions relating to the conduct of the business of the Company, both in regard to the general policy of the Company and in regard to specific matters and the Investment Manager shall exercise its powers and duties hereunder subject at all times to the control of and review by the Directors of the Company. In particular, the management of the relevant assets of the Company shall be subject to any specific or general directions which the Directors of the Company may give to the Investment Manager with regard to the acquisition, holding or disposal of investments to the extent that the Directors of the Company may at any time and from time to time take over either generally or to a limited extent and either in collaboration with or to the exclusion of the Investment Manager the making, varying or disposal of any or all of the investments and securities of the Company.

3.   Management of Investments
     -------------------------

(a) Subject to the provisions of Clause 2 above, the Investment Manager shall manage the investment, realisation and reinvestment of the assets of the Company corresponding to the relevant classes of shares of the Company as are described in the Appendix attached hereto ("assets") with power on behalf of and in the name of the Company at its discretion to purchase, subscribe to, otherwise acquire or deal in investments and securities and to sell, redeem, exchange, vary or transpose the same provided that as manager of the assets of the Company, the Investment Manager shall observe and comply with the Articles of the Company, all regulations set out in the Prospectus of the Company and the laws and regulations under which the Company is incorporated.

(b) Subject to the provisions of Clause 2 above, all rights of voting conferred by investments and securities of the Company shall be exercised in such manner as the Investment Manager may determine and the Investment Manager may in its discretion refrain from the exercise of such voting rights. The Company shall from time to time execute and deliver to the Investment Manager or procure the Custodian of the Company to execute and deliver such powers of attorney or proxies as may reasonably be required authorising such attorney or proxies to vote, consent or otherwise act in respect of (or any part of) the investments and securities of the Company.

(c) The Investment Manager may enter into such contracts in the name of the Company as may be necessary to carry out its duties hereunder.

(d) The Company shall ratify and confirm all and whatever the Investment Manager (or any Adviser appointed pursuant to Clause 5 hereof) shall lawfully do or cause to be done in good faith in the proper performance of its duties hereunder and the Company shall at all times keep the Investment Manager indemnified against all actions, proceedings, claims and liabilities whatsoever arising out of the proper performance of its duties as aforesaid which may be brought against or prosecuted against or incurred by the Investment Manager save in the case of willful default, gross negligence, bad faith or reckless disregard of duty.

(e) The Investment Manager shall render to the Directors written reports of the composition of the assets of the Company as often as the Directors shall reasonably require.

(f) It is hereby expressly declared and understood that the appointment of the Investment Manager as manager of the assets of the Company shall in no way discharge or relieve the Directors of the Company from their general liabilities and obligations to the shareholders of the Company.

(g) The Investment Manager shall forthwith, on receipt, pay to or deposit with the Custodian of the Company all moneys, investments and securities received by it on behalf of the Company.

4.   Investment Advice
     -----------------

(a) The Investment Manager shall as investment adviser advise the Company concerning the investment, realisation and reinvestment of the assets of the Company and Company's general investment policy.

(b) In connection with its obligations hereunder, the Investment Manager shall, with regard to the relevant classes of shares of the Company as are described in the Appendix hereto:

     (i) evaluate investments and securities which appear to the Investment Manager as being appropriate for the Company, and on the price movements in respect of such investments and securities and on such other factors relating thereto as the Investment Manager considers relevant for its management of the investment, realisation and reinvestment of the assets of the Company;

     (ii) analyse continually the progress of all investments and securities which are for the time being and from time to time represented in the portfolio of investments and securities of the Company and provide reports requested by the Board of the Company from time to time;

     (iii) analyse the manner in which moneys required for redemptions of shares or other purposes of the Company should be realised;

     (iv) analyse all actions which it appears to the Investment Manager it should take in order to carry into effect the investment objectives of the Company in relation to investments and securities for the time being and from time to time forming part of the assets of the Company;

     (v) prepare material for inclusion in any reports required by the Board of the Company; and

     (vi) advise the Company concerning all actions which it appears to the Investment Manager should be taken to carry out the investment policies of the Company.

5.   Delegation
     ----------

(a) The Investment Manager shall be entitled to seek advice from and to delegate its functions, powers, discretions, privileges and duties hereunder or any of them to one or more persons, firms or corporations approved by the Company (hereinafter referred to as "Adviser") and any such delegation may be on such terms and conditions as the Investment Manager shall think fit, provided always that the Investment Manager shall remain liable to the Company for the acts and omissions of the Adviser and its Directors, Officers, Employees and agents in such capacity.

(b) The Investment Manager shall be entitled to instruct the Company to pay any Adviser from the consideration payable to the Investment Manager hereunder and any such amounts so paid shall be deducted from the amount of the consideration payable to the Investment Manager hereunder pursuant to Clause 6 below.

(c) The Investment Manager (or any Adviser appointed pursuant to Clause 5 hereof) shall be at liberty in the performance of its duties and in the exercise of the powers, discretions, privileges and duties vested in it hereunder to act by responsible officers or a responsible officer for the time being and to employ and pay an agent to perform or concur in performing any of the services required to be performed hereunder and may act or rely in good faith upon the reasonable opinion or advice or any information obtained from any broker, lawyer, valuer, surveyor, auctioneer or expert reporting to the Company.

6.   Remuneration
     ------------

(a) For the investment management and advisory services rendered by the Investment Manager pursuant to Clause 3 and 4 hereof, the Company shall pay to the Investment Manager a fee calculated as a percentage of the average net asset value of each relevant class of shares during each month. The relevant classes of shares concerned by the present Agreement and the rates of fees applicable to each class of shares are described in the Appendix attached hereto.

     For the purpose of this Clause, the net asset value of each relevant class of shares shall be determined in the manner laid down in Article 23 of the Articles of the Company.

(b) In the event of any dispute arising as to the calculation of the fee payable hereunder the same shall be referred to the Auditors for the time being of the Company whose decision shall be final and binding on the parties hereto.

7.   Costs to be borne by the Investment Manager
     -------------------------------------------

     Except as provided in Clauses 6 and 8 hereof, the Investment Manager shall pay all its own expenses incurred in the provision of its services hereunder including the fees, charges and expenses of any Adviser.

8.   Costs to be borne by the Company
     --------------------------------

     The Company shall pay all its own expenses (whether incurred directly or by the Investment Manager or any Adviser) including without limitation:

     (i) fees and expenses of the Directors of the Company including traveling expenses;
     (ii) charges and expenses of the Custodian;
     (iii) charges and expenses incurred in determining the value of the net assets of the Company and the keeping of its books and records;
     (iv) charges and expenses of Auditors, Legal Advisers and other professional advisers of the Company;
     (v)  charges and expenses of the agents and
          representatives of the Company along with any and all appropriate insurance policies;
     (vi) all taxes, corporate fees and governmental charges and duties payable by the Company in Luxembourg or elsewhere;
     (vii) the cost of preparing, printing and distributing share certificates, interim and annual reports, prospectuses and any marketing material of the Company;
     (viii) the fees and expenses involved in registering (and maintaining the registration of) the Company with governmental agencies or stock exchanges to permit the sale of or dealing in, its shares including the preparation, printing and filing of the prospectuses or similar material for use in any particular jurisdiction;
     (ix) any advertising and promotional costs;
     (x) brokerage commissions, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Company or otherwise in connection with its business;
     (xi) the expenses of any fiscal and governmental charges and duties relating to the purchase, sale, issue, transfer or redemption of shares in the Company and of making any distributions to the shareholders;
     (xii) any interest, fees or charges payable on account of any borrowing by the Company;
     (xiii)all expenses of shareholders' and Directors' meetings and of preparing and printing reports to shareholders; and
     (xiv) all other expenses not related to the functions undertaken by the Investment Manager hereunder.

9.   Duties of Investment Manager
     ----------------------------

     (a) In carrying out their duties and functions hereunder, the Investment Manager (and any Adviser appointed pursuant to Clause 5 hereof) shall act for the benefit of the Company and shall act with all reasonable care and diligence normally expected of an investment manager.

          The Investment Manager shall not deal with the Company on the sale or purchase of investments to or from the Company or otherwise deal with the Company as principal without the consent of the Directors.

     (b) Generally, the Investment Manager will select brokers or dealers to execute securities transactions for the Company that the Investment Manager reasonably believes will provide best price and execution for each transaction. Certain of these brokers may refer advisory clients to the Investment Manager or recommend the purchase of shares of the Company. These referrals or recommendations may provide a direct or indirect benefit to the Investment Manager in addition to the remuneration described in Clause 6 of this Agreement and the Appendix thereto. In addition, the Investment Manager may direct brokerage transactions for the Company's account to brokers who provide research services to the Investment Manager and who may charge higher commissions than other brokers. Commissions paid by the Company to such brokers may be used to pay for research that is not used in managing the assets of the Company.

10.  Conflicts of Interest
     ---------------------

(a) Any director, officer or employee of the Company or of the Investment Manager or any Adviser may act in the capacity of director, officer, employee or agent of the other and the services being supplied by the Investment Manager or any Adviser under this Agreement to the Company may, at the option of the Investment Manager or Adviser, be supplied through directors, officers, employees or agents acting in such capacity.

(b) The directors, officers and employees of the Investment Manager or any Adviser who may or may not also be directors, officers or employees of the Company, may engage simultaneously with their activities as such in other businesses and may render services for other individuals, companies, trusts or persons. No such director, officer or employee shall be deemed to have an individual interest which is in conflict with the interests of the Company or of the Investment Manager by reason of rendering or of having any interest in or position with any person directly or indirectly rendering to the Company, the Investment Manager or any Adviser investment advisory, management, office or clerical services, banking, custodian, accounting, or transfer agent services, legal or auditing services or engaging in the sale and distribution of the Company's shares.

(c) As described in Clause 9, the Investment Manager may refer transactions for the Company's account to brokers or dealers that refer advisory clients to the Investment Manager or that recommend the purchase of shares of the Company, provided that in each case the Investment Manager reasonably believes the broker or dealer will provide best price and execution for the transaction. This practice may result in a potential conflict of interest between the Company's interest in obtaining best price and execution and the Investment Manager's interest in obtaining client referrals and selling additional shares of the Company. A similar conflict of interest may arise when the Investment Manager causes transactions for the Company to be executed through brokers that provide research services to the Investment Manager.

11.  Duration
     ---------

     This Agreement shall become effective on the date as of which it is made and shall continue and remain in force and effect unless and until terminated by either party thereto giving not less than three months prior written notice (or such shorter notice as the parties hereto may agree to accept) to the other, provided that this Agreement may be terminated by the Company forthwith by notice in writing if:

     (i) the Investment Manager commits a material breach of its obligations under this Agreement and fails to make good such breach within thirty days of receipt of notice from the Company requiring it to do so, or

     (ii) the Investment Manager goes into liquidation or becomes subject to moratorium proceedings (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved by the Company) or if a receiver is appointed over any of its assets.

12.  Assignment
     ----------

     This Agreement shall not be assigned by either party, save with the prior written consent of the other party, provided, however, that a transaction which does not result in a change of actual control or management of the Investment Manager shall not be an assignment for purposes of this Clause 12.

13.  Confidentiality
     ---------------

     Neither of the parties hereto shall, either before or after the termination of this Agreement, disclose to any person not authorised by the relevant party to receive the same any information relating to such party or to the affairs of such party of which the party disclosing the same shall have become possessed during the period of this Agreement and each party shall use its best endeavours to prevent any such disclosures aforesaid.

14.  Notices
     --------

     Any notice required to be given hereunder may be served by being left at or sent by recorded delivery to the registered office for the time being of the party on which it is to be served and any notice given by post shall be deemed to have been served at the expiration of seven days after it is posted and in proving such service it shall be sufficient to prove that the envelope containing the notice was properly addressed and sent by recorded delivery.

15.  Proper Law
     -----------

     This Agreement shall be governed by and construed in accordance with the laws of the Grand Duchy of Luxembourg and the parties submit to the non-exclusive jurisdiction of the Courts of Luxembourg.

16.  Counterparts
     -------------

     This Agreement shall be executed in two counterparts, one such counterpart to be retained by the Company and Investment Manager respectively.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto on the day and year first before written.


     TEMPLETON GLOBAL STRATEGY SICAV

     /s/ Charles E. Johnson
     ----------------------
     By : Charles E. Johnson


     /s/ Gregory E. McGowan
     ______________________
     By: Gregory E. McGowan


     FRANKLIN ADVISERS, INC.

     /s/ Deborah R. Gatzek
     _____________________
     By: Deborah R. Gatzek


     /s/ Harmon E. Burns
     ______________________
     By: Harmon E. Burns





                          APPENDIX


Relating to the different classes of shares concerned by the foregoing Agreement and the rates of fees payable to the Investment Manager as provided under Clause 6 of the Agreement.

Franklin Templeton High Yield Fund                     0.80%
Franklin Templeton US Government Fund                  0.65%
Franklin Templeton International Bond Fund             0.90%

The fees referred to hereabove are payable monthly in arrears to the Investment Manager with respect to each relevant class of shares of the Company.




                         AMENDMENT TO
     INVESTMENT MANAGEMENT AGREEMENT DATED MARCH 1, 1996
           BETWEEN TEMPLETON GLOBAL STRATEGY SICAV
                 AND FRANKLIN ADVISERS, INC.

The parties hereto agree that the Investment Management
Agreement dated March 1, 1996, shall be and hereby is amended by adding a third paragraph to Clause 6 (a) to read as follows:

The Investment Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price for its services. The Investment Manager shall contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were full set forth herein.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the day and year first written above.


TEMPLETON GLOBAL STRATEGY SICAV

     /s/ Charles E. Johnson
     -----------------------

     By : Charles E. Johnson


     /s/ Gregory E. McGowan
     _______________________

     By : Gregory E. McGowan




FRANKLIN ADVISERS, INC.



     /s/ Deborah R. Gatzek
     ______________________
     By: Deborah R. Gatzek


     /s/ Harmon E. Burns
     ______________________
     By: Harmon E. Burns